SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement               [ ]  Confidential, for Use of
                                                        the Commission Only  (as
                                                        permitted by Rule
                                                        14a-6(e)(2))
[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Siboney Corporation
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title to each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

SIBONEY CORPORATION
34 N. Brentwood Blvd., Suite 211
P.O. Box 16184
St. Louis, Missouri 63105

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 18, 1999


         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at the Seven Gables Inn, 26 N. Meramec Ave., St. Louis, Missouri 63105 on Tuesday, May 18, 1999, at 11:00 a.m., for the following purposes:

         1.       to elect a board of five directors; and

         2. to transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 25, 1999 will be entitled to vote at the meeting. A copy of the Annual Report for 1998 accompanies this notice.


                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        Rebecca M. Braddock, Secretary

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

PROXY STATEMENT

SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Seven Gables Inn, 26 N. Meramec Ave., St. Louis, Missouri 63105 on May 18, 1999, at 11:00 a.m. and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 12, 1999.

REVOCABILITY OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

RECORD DATE

         Stockholders of record at the close of business on March 25, 1999, will be entitled to vote at the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         On March 25, 1999, there were 16,518,344 shares of common stock, of the par value of $.10 per share ("common stock"), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. Abstentions from voting on the election of directors will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on any other proposal properly brought before the meeting effectively will operate as a vote against such proposal. Shares represented by broker non-votes will not be counted in determining the number of shares necessary for approval of a proposal, although they will be counted for purposes of determining whether there is a quorum.

         As of March 25, 1999, the following person was known to the Company who may be deemed to be the beneficial owner of more than 5% of the common stock:

                            Title of          Amount and             % of
Name and Address             Class       Nature of Ownership        Class
----------------            --------     -------------------        -----
Timothy J. Tegeler           Common          2,879,631(1)           17.22%
34 N. Brentwood Blvd.,
Suite 211
St. Louis, Missouri 63105

(1) Includes 10,000 shares owned by members of Mr. Tegeler's family, 1,458,000 shares (8.72%) held by two trusts, of which Mr. Tegeler is a trustee together with Mercantile Trust Company of St. Louis, and 447,500 shares (2.68%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee.

         To the knowledge of the Company, no person beneficially owns more than 5% of the Company's voting securities, other than the shares beneficially owned by Mr. Timothy J. Tegeler set forth above.

ACTION TO BE TAKEN UNDER PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to wit, Timothy J. Tegeler and Rebecca M. Braddock, or the one of them who acts, will vote:

         (1) FOR the election of the five persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualify; and

         (2) according to their judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

PROPOSAL 1 - ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

        The following table indicates the names, ages, principal occupations and five-year employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the common stock of the Company beneficially owned by each nominee as of March 25, 1999, and the nature of such ownership, as well as the number of shares and percentage of common stock beneficially owned by all directors and officers as a group. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

                                                             Amount and Nature
                               Principal Occupation            of Beneficial
Name of Director               or Employment During         Ownership of Shares
and Term as Director  (Age)    the Past Five Years              (% of Class)
--------------------  -----    --------------------         --------------------
Rebecca M. Braddock   (45)   Vice President, Secretary &             412,000 (6)
1985 to Present              Treasurer, Siboney Corpora-             (2.46%)
                             tion, St. Louis, Missouri (1)

Alan G. Johnson       (64)   Chairman of the Board and Chief         400,000 (6)
1987 to Present              Executive Officer, Pauli Johnson        (2.39%)
                             Capital & Research Incorporated,
                             since January 1999. Prior thereto,
                             member of Gallop, Johnson &
                             Neuman, L.C. attorneys-at-law,
                             St. Louis, Missouri, from 1976
                             through 1998; Director of K-V
                             Pharmaceutical Company.

Thomas G. Keeton      (43)   President of Woodridge Business      524,076 (5)(6)
1985 to Present              Institute, a business school            (3.13%)
                             Salisbury, Maryland (2)

Ernest R. Marx        (48)   Executive Vice President, Siboney       350,000 (6)
1996 to Present              Corporation, St. Louis, Missouri,       (2.07%)
                             since September 1995; prior thereto,
                             President of Play Bac Publishing USA,
                             an international trade publisher,
                             St. Louis, Missouri

Timothy J. Tegeler    (57)   Chairman of the Board, President   2,879,631 (4)(6)
1979 to Present              and Chief Executive Officer,            (17.22%)
                             Siboney Corporation, St. Louis,
                             Missouri. Investment executive with
                             Century Securities, Inc., an investment
                             securities firm, since February 1993 (3)

All Directors and Officers                                         4,565,707 (6)
as a group (5 persons)                                               (25.84%)

(1) Ms. Braddock is also an Administrator for the Tegeler Foundation, St. Louis, Missouri.

(2) Mr. Keeton has been the sole Director, President and Chief Executive Officer of Siboney Communications, Inc., a wholly owned subsidiary, from September 1985 to the present.

(3) Mr. Tegeler is also the Managing Trustee of the Tegeler Foundation, St. Louis, Missouri.

(4) Includes the shares set forth in footnote (1) to the table under "Voting Securities and Principal Holders Thereof."

(5) Includes 10,000 shares owned by Mr. Keeton as custodian for a minor child.

(6) Includes the following shares subject to fully exercisable options:

                                                          Shares Subject
           Name of Director/Officer                         to Options
           ------------------------                       --------------
           Rebecca M. Braddock                                200,000
           Alan G. Johnson                                    200,000
           Thomas G. Keeton                                   200,000
           Ernest R. Marx                                     350,000
           Timothy J. Tegeler                                 200,000

         The Board of Directors held one meeting during 1998. The Company has no separate audit committee, compensation committee, nominating committee or other committee performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based solely on a review of Forms 3 & 4 and amendments thereto furnished to the Company during its most recent fiscal year and Form 5 and amendments thereto (or written representations that no Form 5 report is required) furnished to the Company with respect to its most recent fiscal year, the Company believes that Rebecca M. Braddock, Alan G. Johnson, Ernest R. Marx and Thomas G. Keeton filed late Form 5 Reports regarding options issued to them in 1998.

INFORMATION CONCERNING EXECUTIVE OFFICERS

         The executive  officers of the Company are Timothy J. Tegeler,  Rebecca
M. Braddock and Ernest R. Marx. Mr. Tegeler has served as President and Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as Executive Vice President of the Company since September 1995, as a Director of Gamco Industries, Inc., a wholly owned subsidiary of the Company since October 1995 and as President of Gamco since August 1996.

         Each of the executive officers serves at the discretion of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable for fiscal years 1998, 1997 and 1996 with respect to the Company's chief executive officer and its other executive officers whose fiscal 1998 salaries and bonuses combined exceeded $100,000 in each instance.

                           Summary Compensation Table

                                        Annual Compensation
                                        -------------------
Name and Principal                                               All Other
Position                 Year    Salary ($)      Bonus ($)      Compensation ($)
------------------       ----    ----------      ---------      ----------------
TIMOTHY J. TEGELER       1998    62,400.00       337.90           3,764.86(1)
President and Chief      1997    62,400.00       4,332.00         3,305.51(1)
Executive Officer        1996    60,000.00       4,229.00         3,862.07(1)

ERNEST R. MARX           1998    120,000.00      30,609.60        3,766.65(1)
Executive Vice President 1997    120,000.00      31,089.00        1,925.70(1)
                         1996    120,000.00      31,089.00               0

(1) Contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.

INFORMATION AS TO STOCK OPTIONS

        The following table lists the value of options held as of the end of fiscal 1998 by the persons listed in the Summary Compensation Table.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                               Number of            Value of
                                              securities          unexercised
                                              underlying           in-the-
                                              unexercised           money
                                              options/SARs        options/SARs
                     Shares                   at fiscal            at fiscal
                     acquired       Value     year-end (#)        year-3nd ($)
                    on exercise    Realized   Exercisable/        Exercisable/
Name                    (#)          ($)      unexercisable      unexercisable
----                -----------    --------   -------------      -------------
TIMOTHY J. TEGELER      0             0             200,000/0            0/0

ERNEST R. MARX          0             0       230,000/120,000            0/0

TRANSACTIONS WITH ISSUER AND OTHERS

         Prior to January 1999, Alan G. Johnson, a nominee for reelection as a Director, was a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel since August 1985 and is expected to provide legal services to the Company in the future.

RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

         Rubin, Brown, Gornstein & Co. LLP was the Company's independent auditor for the year ended December 31, 1998 and has been selected as its independent auditor for 1999. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

ANNUAL REPORT

         The Annual Report of the Company for 1998 accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

         Any stockholder who intends to submit a proposal for consideration at the 2000 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 15, 1999. Proposals should be addressed to:
Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

MISCELLANEOUS

         The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         Stockholders are urged to mark, sign, date and send in their proxies without delay.

OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

         A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (including related financial statements and schedules) is available to stockholders, without charge, upon written request to the Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Rebecca M. Braddock, Secretary

Saint Louis, Missouri
April 12, 1999

SIBONEY CORPORATION
P.O. Box 16184
Saint Louis, MO 63105
http://www.siboney.com

                              SIBONEY CORPORATION

                           Annual Meeting to be held
                                  May 18, 1999
                                   11:00 a.m.
                                Seven Gables Inn
                               26 N. Meramec Ave.
                              St. Louis, MO 63105

IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

A MAJORITY IS REQUIRED BY LAW. THEREFORE, NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.


Please detach here and return this proxy in the enclosed reply envelope.

The undersigned hereby acknowledges receipt of copies of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 1999, and the Annual Report of the Company for 1998.

Date ____________________, 1999


    _____________________________      ________________________________
    Signature of Stockholder            Signature if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                 PLEASE  SIGN,  DATE AND
                                                 RETURN  THE PROXY  CARD
                                                 PROMPTLY  USING  THE
                                                 ENCLOSED ENVELOPE.

Please check your address and zip code and note any corrections on the address label.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
SIBONEY CORPORATION
1999 ANNUAL STOCKHOLDERS' MEETING

The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at the Seven Gables Inn, 26 N. Meramec Ave., St. Louis, MO 63105, on Tuesday, May 18, 1999, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.  ELECTION OF DIRECTORS                 WITHHOLD AUTHORITY

    For all nominees listed below         to vote for all nominees listed below

Rebecca M. Braddock, Alan G. Johnson, Thomas G. Keeton, Ernest R. Marx and Timothy J. Tegeler

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.


2. In their discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.